Exhibit 99.1

Investor Contact: Derek Fiebig (954) 769-2227 fiebigd@autonation.com Media Contact: Lisa Rhodes Ryans (954) 769-4120 publicrelations@autonation.com

AutoNation Reports Third Quarter 2026 Results
•Q3 2026 EPS $4.87 and Adjusted EPS $5.11, seventh consecutive quarter of YoY growth
•Strong cash flow generation and cash conversion
•Share repurchases of $620 million year-to-date, 9% reduction of shares outstanding
•Additional $1 billion of share repurchase authorization approved
•Record After-Sales gross profit; Customer Pay growth 6%
•AN Finance portfolio growth of more than 40% YoY, profit up 10X YoY

FORT LAUDERDALE, Fla., (October 30, 2026) — AutoNation, Inc. (NYSE: AN) today reported third quarter 2026 revenue of $7.0 billion, relatively flat compared to the same period a year ago. Third quarter 2026 EPS was $4.87, compared to $5.65 a year ago, and third quarter 2026 Adjusted EPS was $5.11, compared to $5.01 a year ago. Reconciliations of non-GAAP financial measures are included in the attached financial tables.

“Our team delivered another solid quarter, growing adjusted EPS for the seventh consecutive quarter,” said Mike Manley, Chief Executive Officer of AutoNation. “Record After-Sales performance and strong growth in AutoNation Finance further increased the contribution of recurring earnings and cash flow, leading to exceptional cash generation and disciplined capital allocation. We utilized nearly 85 percent of our adjusted free cash flow for share repurchases, reducing shares outstanding by 9 percent year-to-date. The current environment strongly favors allocating capital toward share repurchases and as such we have secured Board authorization for an additional $1 billion in share repurchases,” Manley concluded.

Operational Summary
Third quarter 2026 compared to the year-ago period:

Selected GAAP Financial Data
(In millions, except per share data and unit sales)
	Three Months Ended September 30,
	2026	2025	YoY
Revenue	$7,010.3	$7,037.4	—%
Gross Profit	$1,207.6	$1,238.4	-2%
Operating Income	$314.6	$372.4	-16%
Net Income	$162.3	$215.1	-25%
Diluted EPS	$4.87	$5.65	-14%
Diluted weighted average common shares outstanding	33.3	38.1	-13%

Same-store Revenue	$6,805.1	$6,972.5	-2%
Same-store Gross Profit	$1,169.8	$1,227.8	-5%

Same-store New Vehicle Retail Unit Sales	62,356	65,836	-5%
Same-store Used Vehicle Retail Unit Sales	63,703	67,988	-6%

Selected Non-GAAP Financial Data*
($ in millions, except per share data)
	Three Months Ended September 30,
	2026	2025	YoY
Adjusted Operating Income	$322.7	$348.1	-7%
Adjusted Net Income	$170.3	$190.9	-11%
Adjusted Diluted EPS	$5.11	$5.01	2%
*Reconciliations of non-GAAP financial measures are included in the attached financial tables. 2026 Adjusted Diluted EPS primarily excludes self-insurance losses associated with weather-related events of $6.6 million after tax.

Year-to-date 2026 compared to the year-ago period:

Selected GAAP Financial Data
(In millions, except per share data and unit sales)
	Nine Months Ended September 30,
	2026	2025	YoY
Revenue	$20,492.2	$20,702.2	-1%
Gross Profit	$3,649.8	$3,733.7	-2%
Operating Income	$947.9	$926.0	2%
Net Income	$549.8	$477.0	15%
Diluted EPS	$16.12	$12.36	30%
Diluted weighted average common shares outstanding	34.1	38.6	-12%

Same-store Revenue	$19,976.7	$20,494.8	-3%
Same-store Gross Profit	$3,553.5	$3,699.6	-4%

Same-store New Vehicle Retail Unit Sales	180,804	193,178	-6%
Same-store Used Vehicle Retail Unit Sales	190,674	203,654	-6%

Selected Non-GAAP Financial Data*
($ in millions, except per share data)
	Nine Months Ended September 30,
	2026	2025	YoY
Adjusted Operating Income	$977.5	$1,051.8	-7%
Adjusted Net Income	$522.7	$584.3	-11%
Adjusted Diluted EPS	$15.33	$15.14	1%
*Reconciliations of non-GAAP financial measures are included in the attached financial tables.

Capital Allocation, Liquidity, and Leverage
For the first nine months ended September 30, 2026, cash used in operating activities was $160.4 million, auto loans receivable, net, increased $708.4 million, capital expenditures were $201.7 million, and adjusted free cash flow was $739.0 million, or 141% of adjusted net income.

During the first nine months of 2026, AutoNation repurchased 3.1 million shares for an aggregate purchase price of $620 million or $198.68 per share. Year-to-date through October 28, 2026, AutoNation repurchased 3.4 million shares for an aggregate purchase price of $668 million or $194.99 per share. In October 2026, AutoNation’s Board of Directors authorized the repurchase of up to an additional $1.0 billion of common stock under its share repurchase program. As of October 28, 2026, $1.4 billion remained available for share repurchases under the program.

As of September 30, 2026, AutoNation had $1.5 billion of liquidity, including $51 million in cash and $1.4 billion of availability under its revolving credit facility, net of commercial paper borrowings. The Company’s covenant leverage ratio was 2.7X at quarter-end, and the Company had $4.3 billion of non-vehicle debt outstanding.

In September 2026, AutoNation amended its unsecured Credit Agreement, increasing the revolving borrowing capacity to $2.0 billion and extending the maturity date to September 14, 2031, among other things. In October 2026, the Company increased its commercial paper program capacity to $2.0 billion, matching the capacity under its revolving credit facility.
The third quarter conference call may be accessed by telephone at 833-461-5787 (Conference ID: 561396341) at 9:00 a.m. Eastern Time today or on AutoNation’s investor relations website at investors.autonation.com. The webcast will also be made available on AutoNation’s investor relations website following the call under “Events & Presentations.” Finally, additional information regarding AutoNation’s results can be found in the Investor Presentation available on the investor relations website.

About AutoNation, Inc.
AutoNation, one of the largest automotive retailers in the United States, offers innovative products and exceptional services as part of a portfolio of comprehensive solutions for our customers and their automotive needs. With a nationwide network of dealerships strengthened by a recognized brand, we offer a wide variety of new and used vehicles, customer financing, parts, and expert maintenance and repair services. Through DRV PNK, we have raised over $50 million for cancer-related causes, demonstrating our commitment to making a positive difference in the lives of our Associates, Customers, and the communities we serve.

Please visit www.autonation.com, investors.autonation.com, newsroom.autonation.com, and www.x.com/autonation, where AutoNation discloses additional information about the Company, its business, and its results of operations.
NON-GAAP FINANCIAL MEASURES
This news release and the attached financial tables contain certain non-GAAP financial measures as defined under SEC rules, which exclude certain items disclosed in the attached financial tables. As required by SEC rules, the Company provides reconciliations of these measures to the most directly comparable GAAP measures. The Company believes that these non-GAAP financial measures improve the transparency of the Company's disclosure, provide a meaningful presentation of the Company's results excluding the impact of items not related to the Company's ongoing core business operations, and improve the period-to-period comparability of the Company's results from its core business operations. Non-GAAP financial measures should not be considered a substitute for, or superior to, financial measures calculated and presented in accordance with GAAP.

FORWARD-LOOKING STATEMENTS
This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. Words such as “anticipates,” “expects,” “estimates,” “intends,” “goals,” “targets,” “projects,” “plans,” “believes,” “continues,” “may,” “will,” “could,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Statements regarding our strategic initiatives, partnerships, and investments, including AutoNation Finance, statements regarding our expectations for the future performance of our business and the automotive retail industry, including with respect to After-Sales, Customer Financial Services, new and used vehicle volume and profitability, SG&A as a percentage of total gross profit, earnings per share, and shareholder returns, as well as other statements that describe our objectives, goals, or plans, are forward-looking statements. Our forward-looking statements reflect our current expectations concerning future results and events, and they involve known and unknown risks, uncertainties, and other factors that are difficult to predict and may cause our actual results, performance, or achievements to be materially different from any future results, performance, and achievements expressed or implied by these statements. These risks, uncertainties, and other factors include, among others: economic conditions, including changes in tariffs, unemployment, interest and/or inflation rates, consumer demand, and fuel prices; our ability to implement successfully our strategic acquisitions, initiatives, partnerships, and investments; our ability to maintain or improve gross profit margins; our ability to maintain or gain market share; safety recalls, legal, reputational, and financial risks resulting from cyber incidents and the potential impact on our operating results; the receipt of any insurance or other recoveries in connection with any cyber incidents; our ability to successfully implement and maintain expense controls; our ability to maintain and enhance our retail brands and reputation and to attract consumers to our own digital channels; our ability to acquire and integrate successfully new acquisitions; restrictions imposed by vehicle manufacturers and our ability to obtain manufacturer approval for franchise acquisitions; the success and financial viability and the incentive and marketing programs of vehicle manufacturers and distributors with which we hold franchises; natural disasters and other adverse weather events; the resolution of legal and administrative proceedings; changes in automotive laws and regulations affecting our business, including fuel economy requirements; factors affecting our goodwill and other intangible asset impairment testing; and other factors described in our news releases and filings made under the securities laws, including, among others, our Annual Reports on Form 10-K, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. Forward-looking statements contained in this news release speak only as of the date of this news release, and we undertake no obligation to update these forward-looking statements to reflect subsequent events or circumstances.

AUTONATION, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Revenue:
New vehicle	$3,330.4	$3,415.6	$9,634.1	$10,060.0
Used vehicle	2,035.8	2,015.7	6,011.0	5,923.1
Parts and service	1,290.0	1,226.2	3,773.9	3,611.3
Finance and insurance, net	349.0	374.8	1,058.6	1,095.0
Other	5.1	5.1	14.6	12.8
Total revenue	7,010.3	7,037.4	20,492.2	20,702.2
Cost of sales:
New vehicle	3,191.3	3,264.6	9,199.9	9,550.7
Used vehicle	1,931.7	1,900.8	5,670.4	5,558.3
Parts and service	673.4	629.2	1,956.8	1,848.0
Other	6.3	4.4	15.3	11.5
Total cost of sales	5,802.7	5,799.0	16,842.4	16,968.5
Gross profit	1,207.6	1,238.4	3,649.8	3,733.7
AutoNation Finance income	15.4	1.5	35.5	3.6
Selling, general, and administrative expenses	849.1	850.1	2,547.6	2,526.7
Depreciation and amortization	63.8	64.2	190.3	189.9
Goodwill impairment	—	—	—	65.3
Franchise rights impairment	—	—	—	71.7
Other income, net(1)	(4.5)	(46.8)	(0.5)	(42.3)
Operating income	314.6	372.4	947.9	926.0
Non-operating income (expense) items:
Floorplan interest expense	(45.4)	(47.5)	(130.9)	(139.3)
Other interest expense	(51.7)	(45.1)	(149.6)	(133.6)
Other income (loss), net(2)	(2.0)	7.8	67.6	6.9
Income before income taxes	215.5	287.6	735.0	660.0
Income tax provision	53.2	72.5	185.2	183.0
Net income	$162.3	$215.1	$549.8	$477.0

Diluted earnings per share	$4.87	$5.65	$16.12	$12.36
Diluted weighted average common shares outstanding	33.3	38.1	34.1	38.6

Common shares outstanding, net of treasury stock, at period end	32.3	36.9	32.3	36.9

(1)Includes net gains on business/property divestitures and asset impairments. Prior periods also include cybersecurity insurance recoveries received in connection with the CDK outage.
(2)Includes net gains and losses on minority equity investments, as well as net gains and losses related to changes in the cash surrender value of corporate-owned life insurance for deferred compensation plan participants.

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA
($ in millions, except per vehicle data)

Operating Highlights	Three Months Ended September 30,				Nine Months Ended September 30,
	2026	2025	$ Variance	% Variance	2026	2025	$ Variance	% Variance
Revenue:
New vehicle	$3,330.4	$3,415.6	$(85.2)	(2.5)	$9,634.1	$10,060.0	$(425.9)	(4.2)
Retail used vehicle	1,883.3	1,874.3	9.0	0.5	5,553.0	5,511.4	41.6	0.8
Wholesale	152.5	141.4	11.1	7.9	458.0	411.7	46.3	11.2
Used vehicle	2,035.8	2,015.7	20.1	1.0	6,011.0	5,923.1	87.9	1.5
Finance and insurance, net	349.0	374.8	(25.8)	(6.9)	1,058.6	1,095.0	(36.4)	(3.3)
Total variable operations	5,715.2	5,806.1	(90.9)	(1.6)	16,703.7	17,078.1	(374.4)	(2.2)
Parts and service	1,290.0	1,226.2	63.8	5.2	3,773.9	3,611.3	162.6	4.5
Other	5.1	5.1	—		14.6	12.8	1.8
Total revenue	$7,010.3	$7,037.4	$(27.1)	(0.4)	$20,492.2	$20,702.2	$(210.0)	(1.0)
Gross profit:
New vehicle	$139.1	$151.0	$(11.9)	(7.9)	$434.2	$509.3	$(75.1)	(14.7)
Retail used vehicle	99.7	102.6	(2.9)	(2.8)	306.7	328.7	(22.0)	(6.7)
Wholesale	4.4	12.3	(7.9)		33.9	36.1	(2.2)
Used vehicle	104.1	114.9	(10.8)	(9.4)	340.6	364.8	(24.2)	(6.6)
Finance and insurance	349.0	374.8	(25.8)	(6.9)	1,058.6	1,095.0	(36.4)	(3.3)
Total variable operations	592.2	640.7	(48.5)	(7.6)	1,833.4	1,969.1	(135.7)	(6.9)
Parts and service	616.6	597.0	19.6	3.3	1,817.1	1,763.3	53.8	3.1
Other	(1.2)	0.7	(1.9)		(0.7)	1.3	(2.0)
Total gross profit	1,207.6	1,238.4	(30.8)	(2.5)	3,649.8	3,733.7	(83.9)	(2.2)
AutoNation Finance income	15.4	1.5	13.9		35.5	3.6	31.9
Selling, general, and administrative expenses	849.1	850.1	1.0	0.1	2,547.6	2,526.7	(20.9)	(0.8)
Depreciation and amortization	63.8	64.2	0.4		190.3	189.9	(0.4)
Goodwill impairment	—	—	—		—	65.3	65.3
Franchise rights impairment	—	—	—		—	71.7	71.7
Other income, net	(4.5)	(46.8)	(42.3)		(0.5)	(42.3)	(41.8)
Operating income	314.6	372.4	(57.8)	(15.5)	947.9	926.0	21.9	2.4
Non-operating income (expense) items:
Floorplan interest expense	(45.4)	(47.5)	2.1		(130.9)	(139.3)	8.4
Other interest expense	(51.7)	(45.1)	(6.6)		(149.6)	(133.6)	(16.0)
Other income (loss), net	(2.0)	7.8	(9.8)		67.6	6.9	60.7
Income before income taxes	$215.5	$287.6	$(72.1)	(25.1)	$735.0	$660.0	$75.0	11.4

Retail vehicle unit sales:
New	63,929	66,189	(2,260)	(3.4)	184,651	194,423	(9,772)	(5.0)
Used	65,410	68,896	(3,486)	(5.1)	195,749	206,632	(10,883)	(5.3)
	129,339	135,085	(5,746)	(4.3)	380,400	401,055	(20,655)	(5.2)

Revenue per vehicle retailed:
New	$52,095	$51,604	$491	1.0	$52,175	$51,743	$432	0.8
Used	$28,792	$27,205	$1,587	5.8	$28,368	$26,673	$1,695	6.4

Gross profit per vehicle retailed:
New	$2,176	$2,281	$(105)	(4.6)	$2,351	$2,620	$(269)	(10.3)
Used	$1,524	$1,489	$35	2.4	$1,567	$1,591	$(24)	(1.5)
Finance and insurance	$2,698	$2,775	$(77)	(2.8)	$2,783	$2,730	$53	1.9
Total variable operations(1)	$4,545	$4,652	$(107)	(2.3)	$4,731	$4,820	$(89)	(1.8)

(1) Total variable operations gross profit per vehicle retailed is calculated by dividing the sum of new vehicle, retail used vehicle, and finance and insurance gross profit by total retail vehicle unit sales.

Operating Percentages	Three Months Ended September 30,		Nine Months Ended September 30,
	2026 (%)	2025 (%)	2026 (%)	2025 (%)
Revenue mix percentages:
New vehicle	47.5	48.5	47.0	48.6
Used vehicle	29.0	28.6	29.3	28.6
Parts and service	18.4	17.4	18.4	17.4
Finance and insurance, net	5.0	5.3	5.2	5.3
Other	0.1	0.2	0.1	0.1
	100.0	100.0	100.0	100.0
Gross profit mix percentages:
New vehicle	11.5	12.2	11.9	13.6
Used vehicle	8.6	9.3	9.3	9.8
Parts and service	51.1	48.2	49.8	47.2
Finance and insurance	28.9	30.3	29.0	29.3
Other	(0.1)	—	—	0.1
	100.0	100.0	100.0	100.0
Operating items as a percentage of revenue:
Gross profit:
New vehicle	4.2	4.4	4.5	5.1
Used vehicle - retail	5.3	5.5	5.5	6.0
Parts and service	47.8	48.7	48.1	48.8
Total	17.2	17.6	17.8	18.0
Selling, general, and administrative expenses	12.1	12.1	12.4	12.2
Operating income	4.5	5.3	4.6	4.5
Operating items as a percentage of total gross profit:
Selling, general, and administrative expenses	70.3	68.6	69.8	67.7
Operating income	26.1	30.1	26.0	24.8

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA
($ in millions)

Segment Operating Highlights	Three Months Ended September 30,				Nine Months Ended September 30,
	2026	2025	$ Variance	% Variance	2026	2025	$ Variance	% Variance
Revenue:
Domestic	$1,807.2	$1,945.3	$(138.1)	(7.1)	$5,316.9	$5,583.2	$(266.3)	(4.8)
Import	2,252.2	2,173.1	79.1	3.6	6,533.4	6,368.7	164.7	2.6
Premium luxury	2,630.3	2,559.4	70.9	2.8	7,651.5	7,691.7	(40.2)	(0.5)
Total Franchised Dealerships	6,689.7	6,677.8	11.9	0.2	19,501.8	19,643.6	(141.8)	(0.7)
Corporate and other	320.6	359.6	(39.0)	(10.8)	990.4	1,058.6	(68.2)	(6.4)
Total consolidated revenue	$7,010.3	$7,037.4	$(27.1)	(0.4)	$20,492.2	$20,702.2	$(210.0)	(1.0)

Segment income(1):
Domestic	$65.5	$81.3	$(15.8)	(19.4)	$217.6	$242.3	$(24.7)	(10.2)
Import	115.3	123.7	(8.4)	(6.8)	352.6	383.3	(30.7)	(8.0)
Premium luxury	150.6	160.9	(10.3)	(6.4)	462.3	519.7	(57.4)	(11.0)
Total Franchised Dealerships	331.4	365.9	(34.5)	(9.4)	1,032.5	1,145.3	(112.8)	(9.8)
AutoNation Finance income	15.4	1.5	13.9		35.5	3.6	31.9
Corporate and other	(77.6)	(42.5)	(35.1)		(251.0)	(362.2)	111.2
Add: Floorplan interest expense	45.4	47.5	(2.1)		130.9	139.3	(8.4)
Operating income	$314.6	$372.4	$(57.8)	(15.5)	$947.9	$926.0	$21.9	2.4
(1) Segment income for the Domestic, Import, and Premium Luxury reportable segments is a non-GAAP measure and is defined as operating income less floorplan interest expense.

Retail new vehicle unit sales:
Domestic	17,196	19,610	(2,414)	(12.3)	50,134	55,742	(5,608)	(10.1)
Import	30,009	29,974	35	0.1	86,848	87,725	(877)	(1.0)
Premium luxury	16,724	16,605	119	0.7	47,669	50,956	(3,287)	(6.5)

Retail used vehicle unit sales:
Domestic	17,600	19,440	(1,840)	(9.5)	52,822	57,616	(4,794)	(8.3)
Import	23,391	23,368	23	0.1	69,380	69,915	(535)	(0.8)
Premium luxury	18,422	18,638	(216)	(1.2)	54,809	56,671	(1,862)	(3.3)

Brand Mix - Retail New Vehicle Units Sold	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2026 (%)	2025 (%)	2026 (%)	2025 (%)
Domestic:
Ford, Lincoln	12.1	13.0	12.0	12.4
Chevrolet, Buick, Cadillac, GMC	9.7	11.1	10.0	11.0
Chrysler, Dodge, Jeep, Ram	5.1	5.5	5.2	5.3
Domestic total	26.9	29.6	27.2	28.7
Import:
Toyota	23.3	21.9	23.2	21.2
Honda	12.3	11.9	12.5	12.5
Hyundai	3.7	3.7	3.5	3.6
Subaru	3.9	3.4	3.8	3.6
Other Import	3.7	4.4	4.0	4.2
Import total	46.9	45.3	47.0	45.1
Premium Luxury:
Mercedes-Benz	8.9	8.2	8.9	8.8
BMW	8.6	8.6	8.6	8.7
Lexus	3.2	3.2	3.2	3.4
Audi	2.1	2.0	1.9	1.9
Jaguar Land Rover	1.9	1.7	1.9	1.9
Other Premium Luxury	1.5	1.4	1.3	1.5
Premium Luxury total	26.2	25.1	25.8	26.2
	100.0	100.0	100.0	100.0

AutoNation Finance	Three Months Ended September 30,			Nine Months Ended September 30,
	2026	2025	$ Variance	2026	2025	$ Variance
Interest margin:
Interest and fee income	$74.2	$55.2	$19.0	$205.5	$145.7	$59.8
Interest expense	(30.3)	(21.2)	(9.1)	(81.8)	(52.9)	(28.9)
Total interest margin	43.9	34.0	9.9	123.7	92.8	30.9
Provision for credit losses	(17.2)	(22.0)	4.8	(56.8)	(60.1)	3.3
Total interest margin after provision for loan losses	26.7	12.0	14.7	66.9	32.7	34.2
Direct expenses(1)	(11.3)	(10.5)	(0.8)	(31.4)	(29.1)	(2.3)
AutoNation Finance income	$15.4	$1.5	$13.9	$35.5	$3.6	$31.9

(1) Direct expenses are comprised primarily of compensation expense and loan administration costs incurred by our auto finance company.

 AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA, Continued
($ in millions)

Capital Allocation	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Capital expenditures	$75.7	$68.9	$201.7	$223.1
Cash paid for acquisitions, net of cash acquired	$—	$278.8	$316.5	$348.4
Cash received from divestitures, net of cash relinquished	$—	$16.1	$17.4	$16.1
Stock repurchases:
Aggregate purchase price(1)	$162.9	$181.0	$619.9	$434.8
Shares repurchased (in millions)	0.8	0.8	3.1	2.4

New Vehicle Floorplan Assistance and Expense	Three Months Ended September 30,			Nine Months Ended September 30,
	2026	2025	Variance	2026	2025	Variance
Floorplan assistance earned (included in cost of sales)	$34.0	$34.2	$(0.2)	$98.3	$100.0	$(1.7)
New vehicle floorplan interest expense	(43.9)	(46.0)	2.1	(125.9)	(133.6)	7.7
Net new vehicle inventory carrying expense	$(9.9)	$(11.8)	$1.9	$(27.6)	$(33.6)	$6.0

Balance Sheet and Other Highlights	September 30, 2026	December 31, 2025	September 30, 2025
Cash and cash equivalents	$51.2	$58.6	$97.6
Inventory	$3,674.4	$3,404.9	$3,489.2
Floorplan notes payable	$4,019.4	$3,828.3	$3,796.6
Auto loans receivable, net	$2,783.6	$2,140.2	$1,953.9
Non-recourse debt	$2,586.6	$1,944.6	$1,741.0
Non-vehicle debt	$4,343.7	$3,979.5	$3,833.1
Equity	$2,265.8	$2,341.1	$2,511.6

New days supply (industry standard of selling days)	52 days	45 days	47 days
Used days supply (trailing calendar month days)	43 days	38 days	37 days

Key Credit Agreement Covenant Compliance Calculations (2)
Leverage ratio		2.71x
Covenant	less than or equal to	3.75x

Interest coverage ratio		4.61x
Covenant	greater than or equal to	3.00x

(1) Excludes excise taxes imposed under Inflation Reduction Act.
(2) Calculated in accordance with our credit agreement as filed with the SEC on September 14, 2026.

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA, Continued
($ in millions, except per share data)

Comparable Basis Reconciliations(1)
	Three Months Ended September 30,
	Operating Income		Income Before Income Taxes		Income Tax Provision(2)		Effective Tax Rate		Net Income		Diluted Earnings Per Share(3)
	2026	2025	2026	2025	2026	2025	2026	2025	2026	2025	2026	2025
As reported	$314.6	$372.4	$215.5	$287.6	$53.2	$72.5	24.7%	25.2%	$162.3	$215.1	$4.87	$5.65
Increase (decrease) in compensation expense related to market valuation changes in deferred compensation obligations(4)	(2.5)	7.7	—	—	—	—			—	—	$—	$—
Self-insurance related losses(5)	8.7	—	8.7	—	2.1	—			6.6	—	$0.20	$—
Customer journey transformation costs(6)	1.9	—	1.9	—	0.5	—			1.4	—	$0.04	$—
Acquisition-related expenses	—	8.0	—	8.0	—	2.0			—	6.0	$—	$0.16
Insurance recoveries associated with CDK outage(7)	—	(40.0)	—	(40.0)	—	(9.8)			—	(30.2)	$—	$(0.79)
Adjusted	$322.7	$348.1	$226.1	$255.6	$55.8	$64.7	24.7%	25.3%	$170.3	$190.9	$5.11	$5.01

	Three Months Ended September 30,
	SG&A		SG&A as a Percentage of Gross Profit (%)
	2026	2025	2026	2025
As reported	$849.1	$850.1	70.3	68.6
Excluding:
Increase (decrease) in compensation expense related to market valuation changes in deferred compensation obligations	(2.5)	7.7
Self-insurance related losses	8.7	—
Customer journey transformation costs	1.9	—
Acquisition-related expenses	—	8.0
Adjusted	$841.0	$834.4	69.6	67.4

(1)	Please refer to the “Non-GAAP Financial Measures” section of the Press Release.
(2)	Tax expense is determined based on the amount of additional taxes or tax benefits associated with each individual item.
(3)	Diluted earnings per share amounts are calculated discretely and therefore may not add up to the total due to rounding.
(4)	Increases (decreases) in deferred compensation obligations, which are recorded in SG&A, are substantially offset by corresponding gains and losses related to changes in the cash surrender value of corporate-owned life insurance ("COLI") for deferred compensation plan participants as a result of changes in market performance of the underlying investments; therefore, the net impact to net income and earnings per share is de minimis. Gains and losses related to the COLI are recorded in non-operating Other Income (Loss), Net.
(5)	Primarily related to losses from hail storms and other natural catastrophes.
(6)	Represents third-party professional fees associated with discrete transformation initiatives that are incremental to our ongoing operations.
(7)	Insurance recoveries received under our cybersecurity insurance policies for business interruption and related losses caused by the CDK outage.

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA, Continued
($ in millions, except per share data)

Comparable Basis Reconciliations(1)
	Nine Months Ended September 30,
	Operating Income		Income Before Income Taxes		Income Tax Provision(2)		Effective Tax Rate		Net Income		Diluted Earnings Per Share(3)
	2026	2025	2026	2025	2026	2025	2026	2025	2026	2025	2026	2025
As reported	$947.9	$926.0	$735.0	$660.0	$185.2	$183.0	25.2%	27.7%	$549.8	$477.0	$16.12	$12.36
Increase in compensation expense related to market valuation changes in deferred compensation obligations(4)	11.7	16.5	—	—	—	—			—	—	$—	$—
Self-insurance related losses(5)	8.7	—	8.7	—	2.1	—			6.6	—	$0.19	$—
Customer journey transformation costs(6)	1.9	—	1.9	—	0.5	—			1.4	—	$0.04	$—
Goodwill, franchise rights, and other asset impairments(7)	—	141.3	—	141.3	—	18.5			—	122.8	$—	$3.18
Acquisition-related expenses	—	8.0	—	8.0	—	2.0			—	6.0	$—	$0.16
Insurance recoveries associated with CDK outage(8)	—	(40.0)	—	(40.0)	—	(9.8)			—	(30.2)	$—	$(0.78)
Net (gain) loss on equity investments	—	—	(54.0)	11.5	(13.2)	2.8			(40.8)	8.7	$(1.20)	$0.23
Items related to property and store divestitures:
Asset impairments, net of gains on sales	3.2	—	3.2	—	0.8	—			2.4	—	$0.07	$—
Loss from operations of terminated stores	4.1	—	4.3	—	1.0	—			3.3	—	$0.10	$—
Adjusted	$977.5	$1,051.8	$699.1	$780.8	$176.4	$196.5	25.2%	25.2%	$522.7	$584.3	$15.33	$15.14

	Nine Months Ended September 30,
	SG&A		SG&A as a Percentage of Gross Profit (%)
	2026	2025	2026	2025
As reported	$2,547.6	$2,526.7	69.8	67.7
Excluding:
Increase in compensation expense related to market valuation changes in deferred compensation obligations	11.7	16.5
Self-insurance related losses	8.7	—
Customer journey transformation costs	1.9	—
Acquisition-related expenses	—	8.0
Adjusted	$2,525.3	$2,502.2	69.2	67.0

(1)	Please refer to the “Non-GAAP Financial Measures” section of the Press Release.
(2)	Tax expense is determined based on the amount of additional taxes or tax benefits associated with each individual item.
(3)	Diluted earnings per share amounts are calculated discretely and therefore may not add up to the total due to rounding.
(4)	Increases in deferred compensation obligations, which are recorded in SG&A, are substantially offset by corresponding gains related to changes in the cash surrender value of corporate-owned life insurance ("COLI") for deferred compensation plan participants as a result of changes in market performance of the underlying investments; therefore, the net impact to net income and earnings per share is de minimis. Gains and losses related to the COLI are recorded in non-operating Other Income (Loss), Net.

(5)	Primarily related to losses from hail storms and other natural catastrophes.
(6)	Represents third-party professional fees associated with discrete transformation initiatives that are incremental to our ongoing operations.
(7)	Primarily comprised of franchise rights impairment of $71.7 million, goodwill impairment of $65.3 million, and other intangible asset impairments of $4.3 million.
(8)	Insurance recoveries received under our cybersecurity insurance policies for business interruption and related losses caused by the CDK outage.

Free Cash Flow	Nine Months Ended September 30,
	2026	2025
Net cash provided by (used in) operating activities	$160.4	$(38.6)
Net proceeds from vehicle floorplan - non-trade	71.9	74.6
Increase in auto loans receivable, net	708.4	972.8
Adjusted cash provided by operating activities	940.7	1,008.8
Purchases of property and equipment	(201.7)	(223.1)
Adjusted free cash flow	$739.0	$785.7
Adjusted net income	$522.7	$584.3
Adjusted free cash flow conversion %(1)	141	128

(1) 2025 Excludes cybersecurity insurance recoveries of $40 million received in the third quarter of 2025.

AUTONATION, INC.
UNAUDITED SAME STORE DATA
($ in millions, except per vehicle data)

Operating Highlights	Three Months Ended September 30,				Nine Months Ended September 30,
	2026	2025	$ Variance	% Variance	2026	2025	$ Variance	% Variance
Revenue:
New vehicle	$3,237.4	$3,395.9	$(158.5)	(4.7)	$9,415.2	$9,995.5	$(580.3)	(5.8)
Retail used vehicle	1,825.7	1,850.6	(24.9)	(1.3)	5,396.0	5,440.0	(44.0)	(0.8)
Wholesale	147.1	138.6	8.5	6.1	444.7	403.8	40.9	10.1
Used vehicle	1,972.8	1,989.2	(16.4)	(0.8)	5,840.7	5,843.8	(3.1)	(0.1)
Finance and insurance, net	339.7	372.5	(32.8)	(8.8)	1,033.4	1,086.3	(52.9)	(4.9)
Total variable operations	5,549.9	5,757.6	(207.7)	(3.6)	16,289.3	16,925.6	(636.3)	(3.8)
Parts and service	1,250.3	1,209.7	40.6	3.4	3,673.1	3,556.4	116.7	3.3
Other	4.9	5.2	(0.3)		14.3	12.8	1.5
Total revenue	$6,805.1	$6,972.5	$(167.4)	(2.4)	$19,976.7	$20,494.8	$(518.1)	(2.5)

Gross profit:
New vehicle	$133.9	$150.5	$(16.6)	(11.0)	$422.4	$508.0	$(85.6)	(16.9)
Retail used vehicle	98.0	101.6	(3.6)	(3.5)	301.5	325.3	(23.8)	(7.3)
Wholesale	5.0	12.6	(7.6)		34.9	37.1	(2.2)
Used vehicle	103.0	114.2	(11.2)	(9.8)	336.4	362.4	(26.0)	(7.2)
Finance and insurance	339.7	372.5	(32.8)	(8.8)	1,033.4	1,086.3	(52.9)	(4.9)
Total variable operations	576.6	637.2	(60.6)	(9.5)	1,792.2	1,956.7	(164.5)	(8.4)
Parts and service	594.2	589.7	4.5	0.8	1,762.0	1,741.4	20.6	1.2
Other	(1.0)	0.9	(1.9)		(0.7)	1.5	(2.2)
Total gross profit	$1,169.8	$1,227.8	$(58.0)	(4.7)	$3,553.5	$3,699.6	$(146.1)	(3.9)

Retail vehicle unit sales:
New	62,356	65,836	(3,480)	(5.3)	180,804	193,178	(12,374)	(6.4)
Used	63,703	67,988	(4,285)	(6.3)	190,674	203,654	(12,980)	(6.4)
	126,059	133,824	(7,765)	(5.8)	371,478	396,832	(25,354)	(6.4)

Revenue per vehicle retailed:
New	$51,918	$51,581	$337	0.7	$52,074	$51,742	$332	0.6
Used	$28,660	$27,220	$1,440	5.3	$28,300	$26,712	$1,588	5.9

Gross profit per vehicle retailed:
New	$2,147	$2,286	$(139)	(6.1)	$2,336	$2,630	$(294)	(11.2)
Used	$1,538	$1,494	$44	2.9	$1,581	$1,597	$(16)	(1.0)
Finance and insurance	$2,695	$2,784	$(89)	(3.2)	$2,782	$2,737	$45	1.6
Total variable operations(1)	$4,534	$4,667	$(133)	(2.8)	$4,731	$4,837	$(106)	(2.2)

(1) Total variable operations gross profit per vehicle retailed is calculated by dividing the sum of new vehicle, retail used vehicle, and finance and insurance gross profit by total retail vehicle unit sales.

Operating Percentages	Three Months Ended September 30,		Nine Months Ended September 30,
	2026 (%)	2025 (%)	2026 (%)	2025 (%)
Revenue mix percentages:
New vehicle	47.6	48.7	47.1	48.8
Used vehicle	29.0	28.5	29.2	28.5
Parts and service	18.4	17.3	18.4	17.4
Finance and insurance, net	5.0	5.3	5.2	5.3
Other	—	0.2	0.1	—
	100.0	100.0	100.0	100.0
Gross profit mix percentages:
New vehicle	11.4	12.3	11.9	13.7
Used vehicle	8.8	9.3	9.5	9.8
Parts and service	50.8	48.0	49.6	47.1
Finance and insurance	29.0	30.3	29.1	29.4
Other	—	0.1	(0.1)	—
	100.0	100.0	100.0	100.0
Operating items as a percentage of revenue:
Gross profit:
New vehicle	4.1	4.4	4.5	5.1
Used vehicle - retail	5.4	5.5	5.6	6.0
Parts and service	47.5	48.7	48.0	49.0
Total	17.2	17.6	17.8	18.1